Exhibit 10.4

AMENDMENT TO WARRANTS

This Amendment to the Warrant to Purchase American Depositary Shares (this “Amendment”) dated this 27th day of August, 2026, by and between BIOLINERX LTD., a company organized under the laws of the State of Israel (the “Company”), and Armistice Capital Master Fund Ltd. (the “Holder”).

WHEREAS, the Holder is the holder of outstanding warrants to purchase an aggregate of 277,273 American Depositary Shares (“ADSs”), each ADS representing 600 ordinary shares of the Company, issued to the Holder by the Company on September 21, 2022 (the “Existing Warrants”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Existing Warrants; and

WHEREAS, the Company and the Holder desire to amend the Existing Warrants as more particularly set forth below;

NOW, THEREFORE, the parties do hereby agree as follows:

1.       Effective as of the date hereof, the respective Exercise Price of the Existing Warrants is hereby amended to be $2.78 per ADS, subject to further adjustment as set forth in the Existing Warrants, and the respective Termination Date of the Existing Warrants is hereby amended to be August 31, 2031.

2.       Except as modified herein, the terms of the Existing Warrants shall remain in full force and effect.

3.       Holder (i) represents and warrants to the Company that it is not a tax resident of Israel, does not maintain a permanent establishment in Israel, and is not otherwise subject to Israeli taxation; and (ii) undertakes to reasonably cooperate with the Company (including by providing, within five (5) business days of a request by the Company, any reasonably requested documents) in connection with the filing by the Company of any required application with the Israel Tax Authority for an Israeli tax withholding exemption, certificate, or ruling in connection with the transactions contemplated by this Amendment. In connection therewith, Holder undertakes to execute and deliver to the Company, simultaneously with Holder’s execution and delivery of this Amendment, a “Declaration of Status for Israeli Income Tax Purposes” in the form attached hereto as Exhibit A.

4.       This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment. A signature delivered by email shall constitute an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

BIOLINERX LTD.

By:
Name:
Title:

Armistice Capital Master Fund Ltd.

By:
Name:
Title:

Exhibit A

Form of Declaration of Status for Israeli Income Tax Purposes